                                                                    Exhibit 99.4

                            CYPRESS BIOSCIENCE, INC.

                           CONSOLIDATED BALANCE SHEETS

                                                                              January 31,           December 31,
                                                                                2002/(1)/              2001
                                                                             -------------         -------------
                                                                              (UNAUDITED)
ASSETS                                                                        (PRO FORMA)
Current assets:
   Cash and cash equivalents                                                 $   4,858,213         $   5,867,083
   Restricted cash                                                                 605,240               605,240
   Prepaid expenses                                                                491,703                61,244
   Debt acquisition cost - current                                                   4,462                 6,992
                                                                             -------------         -------------
     Total current assets                                                        5,959,618             6,540,559

Property and equipment, net                                                        119,321               126,980
Other assets                                                                        28,500                17,569
                                                                             -------------         -------------
     Total assets                                                            $   6,107,439         $   6,685,108
                                                                             =============         =============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
   Accounts payable                                                          $   1,472,226         $     646,745
   Accrued compensation                                                             86,785                86,146
   Accrued liabilities                                                             181,150               965,530
   Current portion of long-term obligations                                        418,689               555,630
   Deferred revenue                                                                     --             6,400,000
                                                                             -------------         -------------
     Total current liabilities                                                   2,158,850             8,654,051

Stockholders' equity (deficit):
   Common stock, $.02 par value; authorized 75,000,000 shares;
      issued and outstanding, 6,349,221 and, 6,349,221 shares at
      January 31, 2002 and December 31, 2001, respectively                         126,984               126,984
   Additional paid-in capital                                                  101,580,267           101,580,267
   Shareholder receivable                                                         (189,973)             (189,973)
   Accumulated deficit                                                         (97,568,689)         (103,486,221)
                                                                             -------------         -------------
     Total stockholders' equity (deficit)                                        3,948,589            (1,968,943)
                                                                             -------------         -------------
                                                                             $   6,107,439         $   6,685,108
                                                                             =============         =============

(1) Note: On February 1, 2002, the Company amended its agreements with Fresenius which resulted in an immediate recognition of previously deferred revenue. The Pro Forma Balance Sheet reflects an adjustment to reflect the reduction to deferred revenue and a corresponding reduction to the Accumulated Deficit as if the amendment had been effective on January 31, 2002.